                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12
                       SEI INSTITUTIONAL INVESTMENTS TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------
        PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED
        IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

                       SEI INSTITUTIONAL INVESTMENTS TRUST

                        IMPORTANT SHAREHOLDER INFORMATION

This document contains your Proxy Statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on important issues relating to your Fund(s). The proxy card may be completed by checking the appropriate box and voting for or against the specific proposals relating to your Fund(s). If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendation of the Board of Trustees.

Please spend a few minutes with the Proxy Statement, fill out your proxy card, and return it to us. Voting your proxy, and doing so promptly, ensures that the Funds will not need to conduct additional mailings.

Please take a few moments to exercise your right to vote. Thank you.

                       SEI INSTITUTIONAL INVESTMENTS TRUST


Dear Shareholder,

     A shareholder meeting of the SEI Institutional Investments Trust and each of its portfolios (the "Funds") has been scheduled for October 27, 2004 (the "Meeting"). The Meeting will be held at the offices of SEI Investments Management Corporation ("SIMC"), One Freedom Valley Drive, Oaks, Pennsylvania 19456.

     If you were a shareholder of record as of the close of business on August 17, 2004, you are entitled to vote at the Meeting and any adjournment(s) of the Meeting. While you are, of course, welcome to join us at the Meeting, most shareholders cast their votes by filling out and signing the enclosed proxy card. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE NEED YOUR VOTE. YOUR BALLOT SHOWS WHICH PROPOSALS YOU ARE BEING ASKED TO VOTE ON. PLEASE MARK, SIGN, AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT THE MAXIMUM NUMBER OF SHARES MAY BE VOTED. YOU MAY ALSO VOTE BY TELEPHONE OR THROUGH THE INTERNET.

     The attached Proxy Statement is designed to give you detailed information relating to each of the proposals on which you are asked to vote. We encourage you to support the Trustees' recommendations. The purpose of the Meeting is to consider the proposals set forth below and to transact such business as may be properly brought before the Meeting or any adjournment(s) thereof. The proposals described in the Proxy Statement relate to the following matters:

-  To elect Trustees for all Funds.

- To approve eliminating or reclassifying certain fundamental policies and restrictions for all Funds.

     Shareholders also will be asked to vote on such other business as may properly come before the Meeting.

     Your vote is important. Please do not hesitate to call 1-800-DIAL-SEI if you have any questions about the proposals under consideration. Thank you for taking the time to consider these important proposals and for your investment in the SEI Funds.

Sincerely,


/s/ Edward D. Loughlin
----------------------
Edward D. Loughlin
President and Chief Executive Officer

                                IMPORTANT NOTICE

Although we recommend that you read the complete Proxy Statement, for your convenience we have provided a brief overview of the proposals. The information provided under the "Questions and Answers" section below is qualified in its entirety by reference to the Proxy Statement.

                              QUESTIONS AND ANSWERS

WHY AM I RECEIVING THIS PROXY STATEMENT?

The Board of Trustees is asking you to vote on the following proposals:

-  To elect Trustees for all Funds.

- To approve eliminating or reclassifying certain fundamental policies and restrictions for all Funds.

WHY AM I BEING ASKED TO ELECT TRUSTEES?

The Board currently consists of seven Trustees, five of whom are not "interested persons," as such term is defined under the Investment Company Act of 1940, as amended (the "1940 Act") (an "Independent Trustee"). The Board of Trustees has determined to increase the size of the Board by adding an additional Independent Trustee. Pursuant to requirements under the 1940 Act, more than two-thirds of the Trustees must have been elected by shareholders immediately upon the addition of a new Trustee. Five of the seven current Trustees of the Funds have been elected by shareholders. Immediately upon the addition of a new Trustee, less than two-thirds of the Trustees would have been elected by shareholders. Therefore, shareholder approval is required to add a new Trustee.

WHY AM I BEING ASKED TO VOTE FOR CHANGES TO MY FUND'S INVESTMENT POLICIES AND RESTRICTIONS?

The Board of Trustees believes that it would benefit shareholders of the Funds to update the Funds' fundamental investment policies. Some of the Funds' policies reflect government regulations that no longer exist. In other cases, policies are more restrictive than current government regulations require. The proposed changes in investment policies will benefit shareholders by allowing the Funds to adapt more quickly to future changes in investment opportunities. It is currently expected that the proposed changes to investment policies will not have a material impact on the manner in which the Funds are managed.

WILL MY VOTE MAKE A DIFFERENCE?

Yes. Your vote is needed to ensure that the proposals can be acted upon. Additionally, your immediate response on the enclosed proxy card will help save the costs of any further solicitations for shareholder votes. We encourage all shareholders to participate in the governance of their Fund.

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HOW DO THE TRUSTEES SUGGEST THAT I VOTE?

After careful consideration, the Trustees of your Fund, including the Independent Trustees who comprise a majority of each Fund's Board of Trustees, unanimously recommend that you vote "FOR" the proposals.

WHOM DO I CALL IF I HAVE QUESTIONS?

We will be happy to answer your questions about this proxy solicitation. Please call us at 1-800-DIAL-SEI between 9:00 a.m. and 5:00 p.m., Eastern Standard Time, Monday through Friday.

HOW CAN I VOTE MY SHARES?

Please refer to your proxy card for instructions on how to vote.

                       SEI INSTITUTIONAL INVESTMENTS TRUST

                               101 FEDERAL STREET
                                BOSTON, MA 02110

                                   ----------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                  TO BE HELD ON
                                OCTOBER 27, 2004

     Notice is hereby given that a special meeting of shareholders (the "Meeting") of SEI Institutional Investments Trust (the "Trust") and each of its portfolios (the "Funds") will be held at the offices of SEI Investments Management Corporation ("SIMC"), One Freedom Valley Drive, Oaks, Pennsylvania 19456, on October 27, 2004, at [MEETING TIME] (Eastern time).

     The purpose of the Meeting is to consider the Proposals set forth below and to transact such other business as may be properly brought before the Meeting or any adjournment(s) thereof. The specifics of these Proposals, which are more fully described in the attached Proxy Statement, are as follows:

1. To elect Trustees for all Funds.

2. To approve eliminating or reclassifying certain fundamental policies and restrictions for all Funds.

     Shareholders also will be asked to vote on such other business as may properly come before the Meeting.

     Proposal 1 asks for shareholder approval of Trustees.

     Proposal 2 asks for shareholder approval of changes to certain investment policies and restrictions of the Funds.

     All shareholders are invited to attend the Meeting. However, if you are unable to be present at the Meeting, you are requested to mark, sign, and date the enclosed Proxy and return it promptly in the enclosed envelope so that the Meeting may be held and a maximum number of shares may be voted. You may also vote by telephone or through the Internet.

     Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by the Trust's President at One Freedom Valley Drive, Oaks, Pennsylvania 19456, by properly executing a later-dated proxy, or by attending the Meeting and voting in person. In accordance with their own discretion, the proxies are authorized to vote on such other business as may properly come before the Meeting or any adjourned session(s) thereof.

     Shareholders of record at the close of the business on August 17, 2004 are entitled to notice of and to vote at the Meeting or any adjournment(s) thereof.

                        BY ORDER OF THE BOARD OF TRUSTEES

                           TIMOTHY D. BARTO, SECRETARY

September 9, 2004

                       SEI INSTITUTIONAL INVESTMENTS TRUST

                               101 FEDERAL STREET
                                BOSTON, MA 02110

                                   ----------

                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of SEI Institutional Investments Trust (the "Trust") and each of its portfolios (collectively, the "Funds") for use at the special meeting of shareholders to be held on October 27, 2004 at [MEETING TIME] (Eastern time) at the offices of SEI Investments Management Corporation ("SIMC"), One Freedom Valley Drive, Oaks, Pennsylvania 19456, and at any adjourned session(s) thereof (such meeting and any adjournments thereof are hereinafter referred to as the "Meeting"). Shareholders of record of the Funds at the close of business on August 17, 2004 are entitled to vote at the Meeting ("Shareholders").

     As of August 17, 2004, the net assets and the approximate number of units of beneficial interest ("shares") issued and outstanding for each Fund were as follows:

                                                                              SHARES
                 FUND                                NET ASSETS            OUTSTANDING
                 ----                                ----------            -----------
SEI INSTITUTIONAL INVESTMENTS TRUST

Large Cap Fund                                     $
Large Cap Disciplined Equity Fund                  $
Small/Mid Cap Equity Fund                          $
Small Cap Fund                                     $
International Equity Fund                          $
Core Fixed Income Fund                             $
Large Cap Index Fund                               $
Long Duration Bond Fund                            $
Extended Duration Bond Fund                        $

     Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Meeting. Each Fund will be voting separately and each Fund's votes will be counted separately for each Proposal. If a Fund approves a Proposal while one or more Funds do not approve that Proposal, the Proposal will be implemented only with respect to the Fund or Funds that have approved that Proposal.

     In addition to the solicitation of proxies by mail, Trustees and officers of the Trust and officers and employees of SIMC, the Shareholder Servicing Agent for the Trust, and certain third parties hired for such purpose, may solicit proxies in person, by Internet or by telephone. The
Funds will bear the costs of the Meeting and costs of any solicitation in connection with the Meeting. The Funds will use Georgeson Shareholder, third party solicitor, for solicitation of proxies. Georgeson Shareholder may solicit proxies in person, by Internet or by telephone. The Funds expect to pay approximately $[SOLICITATION FEE]to Georgeson Shareholder. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. The proxy card and this Proxy Statement are being mailed to Shareholders on or about September 9, 2004.

     Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by the Trust's President at One Freedom Valley Drive, Oaks, Pennsylvania 19456, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

                                  INTRODUCTION

     The Trust is organized as a Massachusetts business trust and is not required to hold annual shareholder meetings. The Meeting is being called in order to permit Shareholders to vote on: (i) the election of Trustees; and (ii) changes to the investment policies and restrictions for the Funds. The summary voting table below sets forth the action required of each Fund.

        NO.                              PROPOSAL                                       FUND
        ---                              --------                                       ----
        1.           TO ELECT TRUSTEES FOR ALL FUNDS                                   All Funds; Shareholders of the Trust
                                                                                       voting together with other Shareholders
                                                                                       of the Trust

        2.           TO APPROVE ELIMINATING OR RECLASSIFYING CERTAIN FUNDAMENTAL       All Funds; Shareholders of each Fund
                     POLICIES AND RESTRICTIONS                                         voting separately

     Shareholders also will be asked to vote on such other business as may properly come before the Meeting.

     IMPLEMENTATION OF THESE PROPOSALS WILL NOT RESULT IN INCREASED FUND FEES OR EXPENSES TO SHAREHOLDERS.

PROPOSAL 1.    TO ELECT TRUSTEES FOR ALL FUNDS.

     Shareholders are being asked to elect Rosemarie B. Greco, Nina Lesavoy and James M. Williams (each a "Nominee" and, collectively, the "Nominees") as Trustees for the Trust. The Board of Trustees recommends that Shareholders elect the three Nominees to serve as Trustees, each to hold office until a successor is duly elected and qualified.

     Rosemarie B. Greco and Nina Lesavoy are currently members of the Board. Messes. Greco and Lesavoy were each appointed to the Board by the Board of Trustees on March 20, 2000 and September 17, 2003, respectively. James M. Williams was nominated by the Nominating Committee to the Board on June 17, 2004 and appointed by the Board on [DATE OF APPOINTMENT], subject to approval of his election by Shareholders, as required under the 1940 Act.

     Each Nominee has consented to being named in this Proxy Statement and to serving as Trustee if elected. The Trust knows of no reason why any Nominee would be unable or unwilling to serve as Trustee if elected.

     INFORMATION ABOUT CURRENT TRUSTEES AND NOMINEES FOR ELECTION AS TRUSTEES. The business and affairs of the Trust, including all of the Funds, are managed under the direction of its Board of Trustees. The table below provides basic information about each Nominee and each current Trustee. The mailing address for each Nominee and each Trustee, except for the mailing address for William M. Doran, is One Freedom Valley Drive, Oaks, Pennsylvania 19456. The mailing address for Mr. Doran is 1701 Market Street, Philadelphia, PA 19103.

                                                                                                                      NUMBER OF
                                                                                                                       FUNDS IN
                                                                           PRINCIPAL OCCUPATION DURING                 THE FUND
                              POSITION                                       THE PAST FIVE YEARS AND                   COMPLEX
                              WITH THE       TERM OF OFFICE AND            OTHER DIRECTORSHIPS HELD BY                  TO BE
   NAME AND AGE                 TRUST      LENGTH OF TIME SERVED                 TRUSTEE OR NOMINEE                    OVERSEEN
-------------------             -----      ---------------------   -----------------------------------------------    ---------
NOMINEES FOR INDEPENDENT TRUSTEES

Rosemarie B. Greco;         Trustee        No set term; served     Director, Governor's Office of Health Care             68
58                                         since 1999.             Reform, Commonwealth of Pennsylvania since
                                                                   2003. Founder and Principal, Grecoventures Ltd.
                                                                   from 1999 to 2002. Interim President & Chief
                                                                   Executive Officer, Private Industry Council of
                                                                   Philadelphia, April 1998-August 1998.
                                                                   President, Corestates Financial Corp.,
                                                                   1996-1997; Chief Executive Officer and
                                                                   President, Corestates Bank, N.A., 1994-1997.
                                                                   Director of Sunoco, Inc. and Exelon
                                                                   Corporation. Trustee of Pennsylvania Real
                                                                   Estate Investment Trust, SEI Asset Allocation
                                                                   Trust, SEI Daily Income Trust, SEI
                                                                   Institutional International Trust, SEI
                                                                   Institutional Investments Trust, SEI
                                                                   Institutional Managed Trust, SEI Index Funds,

                                                                                                                      NUMBER OF
                                                                                                                       FUNDS IN
                                                                                                                       THE FUND
                              POSITION                             PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS     COMPLEX
                              WITH THE       TERM OF OFFICE AND             AND OTHER DIRECTORSHIPS HELD BY             TO BE
   NAME AND AGE                 TRUST      LENGTH OF TIME SERVED                THE TRUSTEE OR NOMINEE                 OVERSEEN
-------------------             -----      ---------------------   -----------------------------------------------    ---------
                                                                   SEI Liquid Asset Trust and SEI Tax Exempt Trust.

Nina Lesavoy; 47            Trustee        No set term; served     Partner, Cue Capital since 2002. Head of               68
                                           since 2003.             Sales, Investorforce, January 2000-December
                                                                   2001. Global Partner working for the CEO,
                                                                   Invesco Capital, January 1998-January 2000. Head
                                                                   of Sales and Client Services, Chancellor Capital
                                                                   and later LGT Asset Management, 1986-2000.
                                                                   Trustee of SEI Absolute Return Master Fund,
                                                                   L.P., SEI Opportunity Master Fund, L.P., SEI
                                                                   Absolute Return Fund, L.P., SEI Opportunity
                                                                   Fund, L.P., SEI Asset Allocation Trust, SEI Tax
                                                                   Exempt Trust, SEI Daily Income Trust, SEI
                                                                   Institutional Managed Trust, SEI Liquid Asset
                                                                   Trust, SEI Index Funds, SEI Institutional
                                                                   International Trust and SEI Institutional
                                                                   Investments Trust.

James M. Williams; 56                      No set term.            Vice President and Chief Investment Officer, J.        68
                                                                   Paul Getty Trust, Non Profit Foundation Visual
                                                                   Arts, since December 2002. President, Harbor
                                                                   Capital Advisors and Harbor Mutual Funds,
                                                                   2000-2002. Manager, Pension Asset Management,
                                                                   Ford Motor Company, 1997-1999.

CURRENT INDEPENDENT TRUSTEES

F. Wendell Gooch;           Trustee        No set term; served     Retired. Trustee of SEI Asset Allocation Trust,        68
71                                         since 1995.             SEI Daily Income Trust, SEI Institutional
                                                                   International Trust, SEI Institutional
                                                                   Investments Trust, SEI Institutional Managed
                                                                   Trust, SEI Liquid Asset Trust, SEI Index Funds,
                                                                   SEI Tax Exempt Trust, STI Classic Funds and STI
                                                                   Classic Variable Trust.

James M. Storey; 73         Trustee        No set term; served     Attorney, Solo Practitioner since 1994.                68
                                           since 1995.             Partner, Dechert Price & Rhoads (law firm),
                                                                   September 1987-December 1993. Director of U.S.
                                                                   Charitable Gift Trust. Trustee of The Advisors'
                                                                   Inner Circle Fund, The Arbor Fund, Expedition
                                                                   Funds, The MDL Funds, Massachusetts Health and
                                                                   Education Tax-Exempt Trust, SEI Asset Allocation
                                                                   Trust, SEI Daily Income Trust, SEI Institutional
                                                                   International Trust, SEI Institutional
                                                                   Investments Trust, SEI Institutional Managed
                                                                   Trust, SEI Index Funds, SEI Liquid Asset Trust
                                                                   and SEI Tax Exempt Trust.

                                                                                                                      NUMBER OF
                                                                                                                       FUNDS IN
                                                                                                                       THE FUND
                              POSITION                             PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS     COMPLEX
                              WITH THE       TERM OF OFFICE AND             AND OTHER DIRECTORSHIPS HELD BY             TO BE
   NAME AND AGE                 TRUST      LENGTH OF TIME SERVED                THE TRUSTEE OR NOMINEE                 OVERSEEN
-------------------             -----      ---------------------   -----------------------------------------------    ---------
George J. Sullivan, Jr.;    Trustee        No set term; served     Self-employed Consultant, Newfound Consultants         68
61                                         since 1996.             Inc. since April 1997. Trustee of State Street
                                                                   Navigator Securities Lending Trust, The
                                                                   Advisors' Inner Circle Fund, The Arbor Fund,
                                                                   Expedition Funds, The MDL Funds, SEI Absolute
                                                                   Return Master Fund, L.P., SEI Opportunity Master
                                                                   Fund, L.P., SEI Absolute Return Fund, L.P., SEI
                                                                   Opportunity Fund, L.P., SEI Asset Allocation
                                                                   Trust, SEI Daily Income Trust, SEI Institutional
                                                                   International Trust, SEI Institutional
                                                                   Investments Trust, SEI Institutional Managed
                                                                   Trust, SEI Index Funds, SEI Liquid Asset Trust
                                                                   and SEI Tax Exempt Trust.

CURRENT INTERESTED TRUSTEES

William M. Doran; 64        Trustee        No set term; served     Self-employed Consultant. Partner, Morgan,             68
                                           since 1995.             Lewis & Bockius LLP (law firm) from 1976 to
                                                                   2003, counsel to the Trust, SEI Investments
                                                                   Company, SIMC, SEI Investments Fund Management
                                                                   and SEI Investments Distribution Co.
                                                                   Director of SEI Investments Company since 1974;
                                                                   Secretary of SEI Investments Company since 1978.
                                                                   Director of SEI Investments Distribution Co. since
                                                                   2003. Trustee of The Advisors' Inner Circle Fund,
                                                                   The Arbor Fund, Expedition Funds, The MDL Funds,
                                                                   SEI Asset Allocation Trust, SEI Daily Income
                                                                   Trust, SEIInstitutional International Trust,
                                                                   SEI Institutional Investments Trust, SEI
                                                                   Institutional Managed Trust, SEI Index Funds,
                                                                   SEI Liquid Asset Trust and SEI Tax Exempt Trust.

Robert A. Nesher; 58        Chairman       No set term; served     Currently performs various services on behalf          68
                                           since 1995.             of SEI Investments Company for which Mr. Nesher
                                                                   is compensated. Executive Vice President of SEI
                                                                   Investments Company, 1986-1994. Director and
                                                                   Executive Vice President of SIMC, SEI Investments
                                                                   Fund Management and SEI Investments Distribution
                                                                   Co., 1981-1994. Trustee of The Advisors' Inner
                                                                   Circle Fund, The Arbor Fund, Bishop Street Funds,
                                                                   Expedition Funds, The MDL Funds, SEI Global Master
                                                                   Fund, plc, SEI Global Assets Fund, plc, SEI Global
                                                                   Investments Fund, plc, SEI Investments Global,
                                                                   Limited, SEI Absolute Return Master Fund, L.P.,
                                                                   SEI Opportunity Master Fund, L.P., SEI Absolute
                                                                   Return Fund, L.P., SEI Opportunity Fund, L.P.,
                                                                   SEI Asset Allocation Trust, SEI Daily Income
                                                                   Trust, SEI

                                                                                                                      NUMBER OF
                                                                                                                       FUNDS IN
                                                                                                                       THE FUND
                              POSITION                             PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS     COMPLEX
                              WITH THE       TERM OF OFFICE AND             AND OTHER DIRECTORSHIPS HELD BY             TO BE
   NAME AND AGE                 TRUST      LENGTH OF TIME SERVED                THE TRUSTEE OR NOMINEE                 OVERSEEN
-------------------             -----      ---------------------   -----------------------------------------------    ---------
                                                                   Institutional International Trust, SEI
                                                                   Institutional Investments Trust, SEI
                                                                   Institutional Managed Trust, SEI Index Funds,
                                                                   SEI Liquid Asset Trust and SEI Tax Exempt Trust.

     Messrs. Nesher and Doran are Trustees who may be deemed to be "interested persons" of the Funds, as that term is defined in the 1940 Act ("Interested Trustees"), by virtue of their relationship with SIMC, which serves as investment adviser to the Funds, and SEI Investments Distribution Co., the Funds' distributor.

     MEETINGS AND COMMITTEES OF THE BOARD OF TRUSTEES. The chart below provides information about the number of Board meetings held during the Trust's most recently completed fiscal year and which Board members attended such meetings.

                                                    NUMBER OF BOARD
                                                 MEETINGS HELD DURING                   TRUSTEES WHO ATTENDED
TRUST AND FISCAL YEAR                           MOST RECENT FISCAL YEAR                      THE MEETING
---------------------                           -----------------------                 ---------------------
SEI Institutional Investments Trust                        9                    The Trustees attended all meetings,
May 31, 2004                                                                    except for Mr. Gooch and Ms. Greco,
                                                                                who were each absent from one
                                                                                meeting.

     The Trust has a standing Audit Committee currently consisting of Messrs. Gooch, Storey and Sullivan, and Messes. Greco and Lesavoy, each of whom are not "interested persons" as such term is defined in the 1940 Act (collectively, the "Independent Trustees"). The Audit Committee assists the Trustees in their oversight of the Trust's financial reporting. The chart below provides information about the number of Audit Committee Meetings held during the Trust's most recently completed fiscal year and which Audit Committee members attended such meetings.

                                               NUMBER OF AUDIT COMMITTEE                   AUDIT COMMITTEE
                                                 MEETINGS HELD DURING                   MEMBERS WHO ATTENDED
TRUST AND FISCAL YEAR                           MOST RECENT FISCAL YEAR                      THE MEETING
---------------------                           -----------------------                 --------------------
SEI Institutional Investments Trust                        4                    The Audit Committee members attended
May 31, 2004                                                                    all meetings, except for Messrs.
                                                                                Gooch and Storey, who were each
                                                                                absent from one meeting.

     The Trust has a standing Nominating Committee currently consisting of the Independent Trustees. The Nominating Committee is responsible for evaluating and recommending nominees for election to the Board. The Nominating Committee meets as necessary and the chart below provides information about the number of Nominating Committee Meetings held during the Trust's most recently completed fiscal year.

                                                           NUMBER OF NOMINATING COMMITTEE MEETINGS HELD
TRUST AND FISCAL YEAR                                             DURING MOST RECENT FISCAL YEAR
---------------------                                      --------------------------------------------
SEI Institutional Investments Trust                                              2
May 31, 2004

     The Nominating Committee has adopted a charter, a copy of which is attached hereto as Exhibit A. It is the Nominating Committee's policy to review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Nominating Committee at the applicable Trust's offices.

     The Trust does not have a standing compensation committee or any committee performing similar functions.

     COMPENSATION OF THE TRUSTEES, OFFICERS AND OTHERS. The Interested Trustees and officers of the Trust do not receive compensation from the Trust. The chart below provides information about the annual fee that each Independent Trustee receives from the Trust, total compensation accrued and payable to the Independent Trustees by the Trust and the "fund complex" for the Trust's most recently completed fiscal year. The "fund complex" is composed of all of the Funds of the Trust and all of the portfolios of the SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI Institutional International Trust and SEI Asset Allocation Trust.

                                                                     PENSION OR
                                                                     RETIREMENT
NAME OF INDEPENDENT TRUSTEE     ANNUAL FEE          TOTAL         BENEFITS ACCRUED   ESTIMATED ANNUAL
            AND                 PAYABLE TO    COMPENSATION FROM    AS PART OF FUND     BENEFITS UPON    TOTAL COMPENSATION
        FISCAL YEAR              TRUSTEE            TRUST             EXPENSES          RETIREMENT       FROM FUND COMPLEX
---------------------------     ----------    -----------------   ----------------   ----------------   ------------------
SEI INSTITUTIONAL INVESTMENTS TRUST - FISCAL YEAR ENDED MAY 31, 2004

F. Wendell Gooch                              $ 26,464            N/A                N/A                $ 133,000
James M. Storey                               $ 26,464            N/A                N/A                $ 133,000
George J. Sullivan, Jr.                       $ 26,464            N/A                N/A                $ 133,000
Rosemarie B. Greco                            $ 26,464            N/A                N/A                $ 133,000
Nina Lesavoy                                  $ 26,464            N/A                N/A                $ 133,000

     OWNERSHIP OF FUND SECURITIES. The table below shows the dollar range of equity securities beneficially owned by each Nominee or Trustee as of June 30, 2004.

                                                                    AGGREGATE DOLLAR
                                                                     RANGE OF EQUITY
                                                                 SECURITIES IN ALL FUNDS
      NAME OF TRUSTEE            DOLLAR RANGE OF EQUITY          OVERSEEN BY TRUSTEE OR
        OR NOMINEE              SECURITIES FOR EACH FUND       NOMINEE IN THE FUND COMPLEX
      ---------------           ------------------------        --------------------------
Mr. Nesher                       None                            Over $100,000
Mr. Doran
Mr. Gooch                        None                            Over $100,000
Mr. Storey
Mr. Sullivan                     None                            None
Ms. Greco                        None                            None
Ms. Lesavoy
Mr. Williams                     None                            None

Proposal 2.    To approve eliminating or reclassifying certain fundamental policies and restrictions for all Funds.

     The Board of Trustees recommends that Shareholders approve eliminating or reclassifying certain fundamental investment policies for all Funds.

     GENERAL DESCRIPTION OF 1940 ACT REQUIREMENTS. Each Fund operates in accordance with the investment objectives, policies and restrictions described in its prospectus and statement of additional information. The 1940 Act requires that each Fund classify specific investment policies as fundamental policies and requires a shareholder vote to make changes to those policies. Other policies not enumerated in the 1940 Act can be designated by the Fund as fundamental, and if so designated, may only be changed by shareholder vote or can be designated as non-fundamental and may be changed by a vote of the Board of Trustees.

     Since the time each Fund was created, there have been a number of changes in the laws and regulations that govern the Funds. First, significant federal legislation in 1996 pre-empted state regulation of all mutual funds. As a result, many investment policies previously imposed on the Funds by various states are no longer required. In addition, new types of investment techniques and instruments have been developed, which the Funds may not be permitted to use or invest in because of their outdated fundamental policies.

     SIMC performed a comprehensive review of the Funds' fundamental policies, and based on the recommendations of SIMC, the Board of Trustees has approved policy revisions that are designed to: (i) simplify and modernize those policies that are required to be fundamental; and (ii) eliminate or reclassify as non-fundamental those fundamental policies that are no longer required to be fundamental or that are no longer necessary.

     In some cases the Board of Trustees recommends that fundamental policies be amended or eliminated completely. In certain cases, the Board of Trustees has approved non-fundamental policies that in effect reclassify all or part of a fundamental policy into a non-fundamental policy. Changes to non-fundamental policies do not require shareholder approval. While not specifically subject to shareholder approval, the non-fundamental policies approved by the Board will not take effect unless the related change to the fundamental policy is approved by Shareholders. Once converted to non-fundamental, a policy may be changed without shareholder approval. If the Board decides in the future to change or eliminate a reclassified non-fundamental policy, the change would be disclosed in the Funds' prospectus(es) or statement of additional information, as required.

     Approval of these changes by Shareholders would allow the Funds greater flexibility to respond to a changing investment environment. The Board of Trustees also believes that the proposed changes will enhance the Funds' investment adviser's ability to manage the Funds' investment portfolios. In addition, by reducing to a minimum those policies that can be changed only by shareholder vote, the Funds in the future may be able to avoid the costs and delay associated with a shareholder meeting.

     Each proposed change to a Fund's fundamental policies recommended by the Board of Trustees is discussed in detail below. In order to help you understand the proposed changes, attached as Exhibit B is a list of the Funds' current fundamental policies proposed to be replaced by new fundamental and/or non-fundamental policies or to be eliminated.

     VOTING REQUIREMENTS FOR PROPOSAL 2. Approval of each item of Proposal 2 requires the favorable vote of a majority of outstanding voting shares of a Fund as defined by the 1940 Act. Proposal 2 is separated into separate items. YOU MAY VOTE FOR PROPOSAL 2 AS A GROUP OR BY EACH ITEM. If you vote on Proposal 2 as a group, a Fund will record your votes as having been cast "FOR" or "AGAINST," according to your vote, each applicable item within Proposal 2. Alternatively, you may vote separately for or against each item. If you return a proxy card with a vote on the entire Proposal as a group and separate votes on specific items, your vote on the entire Proposal as a group will control and be recorded as your intended vote.

     If Shareholders approve some, but not all, items of Proposal 2, a Fund will have a combination of certain current fundamental policies and certain new fundamental and/or non-fundamental policies. Fundamental policies approved by the Shareholders would become effective immediately after the Meeting. However, it is not expected that the changes in fundamental policies will materially change the manner in which the Funds are managed.

     ITEM 2 (a) - FUNDAMENTAL POLICY REGARDING DIVERSIFICATION

     CURRENT FUNDAMENTAL POLICY. The chart below describes each Fund's current fundamental policy regarding diversification.

                                                                                       CURRENT
                 FUNDS                                                            FUNDAMENTAL POLICY
                 -----                                                            ------------------
Large Cap, Small Cap, Core Fixed Income, International           With respect to 75% of its assets, no Fund may: (i)
Equity, Large Cap Index, Large Cap Disciplined Equity,           purchase the securities of any issuer (except
Small/Mid Cap Equity, Long Duration Bond and Extended            securities issued or guaranteed by the U.S. Government,
Duration Bond Funds                                              its agencies or instrumentalities) if, as a result,
                                                                 more than 5% of its total assets would be invested in
                                                                 the securities of such issuer; or (ii) acquire more
                                                                 than 10% of the outstanding voting securities of any
                                                                 one issuer.

     PROPOSED FUNDAMENTAL POLICY. No Fund may purchase securities of an issuer if it would cause the Fund to fail to satisfy the diversification requirements for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

     ANALYSIS OF PROPOSED CHANGES. Each Fund is classified as a "diversified" mutual fund. This Proposal does not seek to change the Funds' status as diversified investment management companies, but to provide the Funds with maximum flexibility allowed for diversified investment companies under the 1940 Act. The proposed fundamental policy will require a Fund to comply with the limitations imposed by the 1940 Act on "diversified" funds. Section 5(b) of the 1940 Act prohibits a "diversified" mutual fund from purchasing securities of any one issuer if, at the time of purchase, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation. The 5% limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to securities issued by other investment companies.

     PROPOSED NON-FUNDAMENTAL POLICY. The Board has also approved that each Fund's current fundamental policy regarding diversification be reclassified as a non-fundamental policy. The reclassification of the Funds' current fundamental policy to a non-fundamental policy is not expected to affect the management of the Funds. The Board of Trustees would be able to make changes to the non-fundamental policy in the future if deemed to be in the best interests of the Funds and their shareholders. Accordingly, should Shareholders approve this Proposal, the non-fundamental policy described in Exhibit B will take effect.

     ITEM 2 (b) - FUNDAMENTAL POLICY REGARDING CONCENTRATION

     CURRENT FUNDAMENTAL POLICY. The chart below describes each Fund's current fundamental policy regarding concentration.

                     FUNDS                                            CURRENT FUNDAMENTAL POLICY
                     -----                                            --------------------------
Large Cap, Small Cap, Core Fixed Income, International    No Fund may purchase any securities which would cause
Equity and Large Cap Index Funds                          more than 25% of the total assets of the Fund to be
                                                          invested in the securities of one or more issuers
                                                          conducting their principal business activities in the
                                                          same industry, provided that this limitation does not
                                                          apply to

                     FUNDS                                            CURRENT FUNDAMENTAL POLICY
                     -----                                            --------------------------
                                                          investments in obligations issued or guaranteed by the U.S.
                                                          Government, its agencies or instrumentalities.

Large Cap Disciplined Equity, Small/Mid Cap Equity,       No Fund may purchase any securities which would cause 25%
Long Duration Bond and Extended Duration Bond Funds       or more of the total assets of the Fund to be invested in
                                                          the securities of one or more issuers conducting their
                                                          principal business activities in the same industry,
                                                          provided that this limitation does not apply to
                                                          investments in obligations issued or guaranteed by the
                                                          U.S. Government, its agencies or instrumentalities.

     PROPOSED FUNDAMENTAL POLICY. No Fund may concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

     ANALYSIS OF PROPOSED CHANGES. The 1940 Act generally requires the Funds to adopt a fundamental policy regarding concentration of investment in particular industries. It is currently the Securities and Exchange
Commission (the "SEC") staff's position that if 25% or more of the value of a fund's assets are invested in securities of issuers in one industry, that fund's investments will be deemed to be concentrated in that industry. However, this 25% limitation does not apply to: (i) fund investments in government securities; (ii) municipal bond fund investments in industrial development and pollution control bonds; and (iii) fund investments in certain obligations of domestic banks.

     The proposed policy is more flexible than the current policy, and would permit the Funds to take appropriate and timely action in the future to amend the Funds' policies in response to market or regulatory changes, without the expense and delay associated with a shareholder meeting. The Board of Trustees anticipates taking such action only in the event that the SEC changes its position on the meaning of industry concentration.

     PROPOSED NON-FUNDAMENTAL POLICY. The Board has also approved that each Fund's current fundamental policy regarding concentration be reclassified as a non-fundamental policy. The reclassification of the Funds' current fundamental policy to a non-fundamental policy is not expected to affect the management of the Funds. The Board of Trustees would be able to make changes to the non-fundamental policy in the future if deemed to be in the best interests of the Funds and their shareholders. Accordingly, should Shareholders approve this Proposal, the non-fundamental policy described in Exhibit B will take effect.

     ITEM 2 (c) - FUNDAMENTAL POLICIES REGARDING BORROWING AND SENIOR SECURITIES

     CURRENT FUNDAMENTAL POLICIES. The chart below describes each Fund's current fundamental policy regarding borrowing and senior securities.

                     FUNDS                                            CURRENT FUNDAMENTAL POLICY
                     -----                                            --------------------------
Large Cap Index, Large Cap Disciplined Equity,            Each Fund may borrow money in an amount up to 33 1/3%

                     FUNDS                                            CURRENT FUNDAMENTAL POLICY
                     -----                                            --------------------------
Small/Mid Cap Equity, Long Duration Bond and Extended     of the value of its total assets, provided that, for purposes
Duration Bond Funds                                       of this limitation, investment strategies which either
                                                          obligate a Fund to purchase securities or require a Fund
                                                          to segregate assets are not considered to be borrowings.
                                                          Except where a Fund has borrowed money for temporary
                                                          purposes in amounts not exceeding 5% of its assets, asset
                                                          coverage of 300% is required for all borrowings.

                                                          No Fund may issue senior securities (as defined in the
                                                          1940 Act) except as permitted by rule, regulation or order of the SEC.

Large Cap, Small Cap, Core Fixed Income and               No Fund may issue any class of senior security or sell any
International Equity Funds                                senior security of which it is the issuer, except that a
                                                          Fund may borrow from any bank, provided that immediately
                                                          after any such borrowing there is asset coverage of at
                                                          least 300% for all borrowings of the Fund, and further
                                                          provided that, to the extent that such borrowings exceed
                                                          5% of a Fund's total assets, all borrowings shall be
                                                          repaid before such Fund makes additional investments. The
                                                          term "senior security" shall not include any temporary
                                                          borrowings that do not exceed 5% of the value of such
                                                          Fund's total assets at the time the Fund makes such
                                                          temporary borrowing. In addition, investment strategies
                                                          that either obligate a Fund to purchase securities or
                                                          require a Fund to segregate assets will not be considered
                                                          borrowings or senior securities.

     PROPOSED FUNDAMENTAL POLICY. No Fund may borrow money or issue senior securities (as defined in the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

     ANALYSIS OF PROPOSED CHANGES. Under the 1940 Act, the Funds are required to adopt fundamental policies regarding borrowing and issuance of senior securities. The 1940 Act presently limits a fund's ability to borrow more than one-third of the value of its total assets, subject to certain coverage requirements. Over time, the SEC has acknowledged the existence of new types of investment practices that technically may be considered borrowings, but that may be permissible investment practices for a fund. The 1940 Act generally prohibits the Funds from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales or reverse repurchase agreements, if Fund assets are earmarked or segregated to cover such obligations.

     Currently the Funds have two separate fundamental policies for borrowing and issuance of senior securities. The current fundamental policy regarding borrowing is more restrictive than the current standards permitted under the 1940 Act. As a result, it is proposed that the Funds adopt a more flexible single fundamental policy to address both borrowing and issuance of senior securities. This would permit the Funds to take appropriate and timely action in the future to amend the Funds' non-fundamental policies, without the expense and delay associated with a shareholder meeting.

     PROPOSED NON-FUNDAMENTAL POLICY. The Board has also approved that each Fund's current fundamental policy regarding borrowing and issuance of senior securities be reclassified as a non-fundamental policy. The reclassification of the Funds' current fundamental policy to a non-fundamental policy is not expected to affect the management of the Funds. The Board of Trustees would be able to make changes to the non-fundamental policy in the future if deemed to be in the best interests of the Funds and their shareholders. Accordingly, should Shareholders approve this Proposal, the non-fundamental policy described in Exhibit B will take effect.

     ITEM 2 (d) - FUNDAMENTAL POLICY REGARDING LENDING

          CURRENT FUNDAMENTAL POLICY. The chart below describes each Fund's current fundamental policy regarding lending.

                      FUNDS                                               CURRENT FUNDAMENTAL POLICY
                      -----                                               --------------------------
Large Cap, Small Cap, Core Fixed Income, International    No Fund may make loans if, as a result, more than 33 1/3%
Equity, Large Cap Index, Large Cap Disciplined Equity,    of its total assets would be lent to other parties, except
Small/Mid Cap Equity, Long Duration Bond and Extended     that each Fund may: (i) purchase or hold debt instruments
Duration Bond Funds                                       in accordance with its investment objective and policies;
                                                          (ii) enter into repurchase agreements; and (iii) lend its
                                                          securities.

     PROPOSED FUNDAMENTAL POLICY. No Fund may make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

     ANALYSIS OF PROPOSED CHANGES. Under the 1940 Act, the Funds are required to adopt fundamental policies regarding lending. Although the 1940 Act does not impose percentage limits on the amount that funds may lend, the 1940 Act prohibits funds from making loans to persons who control or are under common control with the funds, effectively prohibiting loans where conflicts of interest or undue influence are most likely present.

     It is proposed that the Funds adopt a more flexible fundamental policy. This fundamental lending policy would limit the Funds only as required by the 1940 Act, thereby permitting the Funds to adapt to future developments in investment practices and changes in laws and regulations without the delay and cost of a shareholder meeting.

     PROPOSED NON-FUNDAMENTAL POLICY. The Board has also approved that each Fund's current fundamental policy regarding lending be reclassified as a non-fundamental policy. The reclassification of the Funds' current fundamental policy to a non-fundamental policy is not expected to affect the management of the Funds. The Board of Trustees would be able to make changes to the non-fundamental policy in the future if deemed to be in the best interests of the Funds and their shareholders. Accordingly, should Shareholders approve this Proposal, the non-fundamental policy described in Exhibit B will take effect.

     ITEM 2 (e) - FUNDAMENTAL POLICY REGARDING PURCHASE OF REAL ESTATE AND COMMODITIES

     CURRENT FUNDAMENTAL POLICY. The chart below describes each Fund's current fundamental policy regarding purchase of real estate and commodities.

                      FUNDS                                            CURRENT FUNDAMENTAL POLICY
                      -----                                            --------------------------
Large Cap, Small Cap, Core Fixed Income,                No Fund may purchase or sell real estate, physical
International Equity, Large Cap Index, Large Cap        commodities, or commodities contracts, except that each Fund
Disciplined Equity, Small/Mid Cap Equity, Long          may purchase: (i) marketable securities issued by companies
Duration Bond and Extended Duration Bond Funds          which own or invest in real estate (including real
                                                        estate investment trusts), commodities, or commodities
                                                        contracts; and (ii) commodities contracts relating to
                                                        financial instruments, such as financial futures contracts and options on such contracts.

     PROPOSED FUNDAMENTAL POLICY. No Fund may purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

     ANALYSIS OF PROPOSED CHANGES. Under the 1940 Act, the Funds are required to adopt a fundamental policy regarding investment in real estate and commodities. The 1940 Act does not prohibit the Funds from purchasing commodities. It is the SEC staff's position that an interest in real estate includes securities (other than marketable securities) of companies whose assets consist substantially of real property and interests therein, including mortgages and other liens, but does not include securities of companies whose investments in real estate are incidental to another business. The 1940 Act does not restrict investment in marketable securities of issuers who invest in real estate (E.G., Real Estate Investment Trusts or REITs).

     It is proposed that the Funds adopt a more flexible fundamental policy. This fundamental policy regarding the purchase of real estate and commodities would limit the Funds only as required by the 1940 Act, thereby permitting the Funds to adapt to future developments in investment practices and changes in laws and regulations without the delay and cost associated with a shareholder meeting.

     PROPOSED NON-FUNDAMENTAL POLICY. The Board has also approved that each Fund's current fundamental policy regarding purchase of real estate and commodities be reclassified as non-fundamental policy. The reclassification of the Funds' current fundamental policy to a non-fundamental policy is not expected to affect the management of the Funds. The Board of Trustees would be able to make changes to the non-fundamental policy in the future if deemed to be in the best interests of the Funds and their shareholders. Accordingly, should Shareholders approve this Proposal, the non-fundamental policy described in Exhibit B will take effect.

     ITEM 2 (f) - FUNDAMENTAL POLICY REGARDING UNDERWRITING OF SECURITIES

     CURRENT FUNDAMENTAL POLICY. The chart below describes each Fund's current fundamental policy regarding underwriting of securities.

                      FUNDS                                            CURRENT FUNDAMENTAL POLICY
                      -----                                            --------------------------
Large Cap, Small Cap, Core Fixed Income, International    No Fund may act as an underwriter of securities of other
Equity, Large Cap Index, Large Cap Disciplined Equity,    issuers except as it may be deemed an underwriter in
Small/Mid Cap Equity, Long Duration Bond and Extended     selling a portfolio security.
Duration Bond Funds

     PROPOSED FUNDAMENTAL POLICY. No Fund may underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

     ANALYSIS OF PROPOSED CHANGES. Under the 1940 Act, the Funds are required to adopt a fundamental policy regarding underwriting of securities. The SEC staff generally takes the position that funds should not engage in the business of underwriting securities.

     It is proposed that the Funds adopt a more flexible fundamental policy. While the Funds' current fundamental policy has not affected the Funds' investments in the past, its replacement with a more flexible fundamental policy could provide investment flexibility in the future. In addition, the Board of Trustees could take appropriate and timely action to amend non-fundamental policies, without the expense and delay associated with a shareholder meeting. Accordingly, should Shareholders approve this Proposal, the fundamental policy set forth above will take effect.

     ITEM 2 (g) - FUNDAMENTAL POLICY REGARDING INVESTMENT IN OIL AND GAS

     CURRENT FUNDAMENTAL POLICY. The chart below describes each Fund's current fundamental policy regarding investment in oil and gas.

                      FUNDS                                            CURRENT FUNDAMENTAL POLICY
                      -----                                            --------------------------
Large Cap, Small Cap, Core Fixed Income and International    No Fund may invest in interests in oil, gas, or other
Equity Funds                                                 mineral exploration or development programs and oil,
                                                             gas or mineral leases.

     PROPOSED FUNDAMENTAL POLICY. None. However, the Board has approved a non-fundamental policy as discussed below.

     ANALYSIS OF PROPOSED CHANGE. The Funds' current fundamental policy is based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares. The 1940 Act does not currently require the Funds to have a fundamental policy regarding investment in oil and gas. As a result, it is proposed that the current fundamental policy be eliminated.

     PROPOSED NON-FUNDAMENTAL POLICY. While the Funds propose eliminating the current fundamental policy, the Board has approved that the Funds' current fundamental policy regarding investment in oil and gas be reclassified as a non-fundamental policy. By reclassifying the fundamental policy to non-fundamental, the Funds would be able to make a change to the non-fundamental policy without incurring the cost of holding a shareholder meeting. The reclassification of the Funds' current fundamental policy to a non-fundamental policy is not expected to affect the management of the Funds. Accordingly, should Shareholders approve this Proposal, the non-fundamental policy described in Exhibit B will take effect.

     ITEM 2 (h) - FUNDAMENTAL POLICY MAKING ALL INVESTMENT LIMITATIONS IN PROSPECTUS FUNDAMENTAL

     CURRENT FUNDAMENTAL POLICY. The chart below describes each Fund's fundamental policy making all investment limitations in its prospectus fundamental.

                      FUNDS                                            CURRENT FUNDAMENTAL POLICY
                      -----                                            --------------------------
Large Cap, Small Cap, Core Fixed Income and International    The Funds' investment limitations in their respective
Equity Funds                                                 prospectuses are fundamental.

     PROPOSED FUNDAMENTAL POLICY. It is proposed that the Funds' fundamental policy making the Funds' policies fundamental be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act, as described above in Items 2(a) through 2(g).

     ANALYSIS OF PROPOSED CHANGES. Under the 1940 Act, the Funds are not required to adopt a policy requiring that all of its investment limitations in its prospectus be classified as fundamental. Management believes that the current policy is unduly restrictive and may effectively prevent the Funds from taking advantage of new investment opportunities that are potentially beneficial to shareholders and available to other mutual funds. The proposed new policy would enable the Funds to make changes in policies in response to new market conditions or changes in the regulatory environment, subject to Board approval. If this change is approved, the Board of Trustees may take appropriate and timely action to amend, as necessary, and without the expense and delay associated with a shareholder meeting, the Funds' policies in the event any regulatory changes occur or new types of investments become available.

     ITEM 2 (i) - FUNDAMENTAL POLICY REQUIRING THAT AT LEAST 65% OF A FUND'S ASSETS BE INVESTED IN PARTICULAR TYPES OF SECURITIES

     CURRENT FUNDAMENTAL POLICY. The chart below describes each Fund's fundamental policy that requires a Fund to invest at least 65% of its assets in particular types of securities.

                      FUNDS                                            CURRENT FUNDAMENTAL POLICY
                      -----                                            --------------------------
Large Cap, Small Cap, Core Fixed Income and International    No Fund may invest less than 65% of its assets in the
Equity Funds                                                 types of securities described in its prospectus.

     PROPOSED FUNDAMENTAL POLICY. It is proposed that the Funds' fundamental policy that requires a Fund to invest at least 65% of its assets in particular types of securities be eliminated.

     ANALYSIS OF PROPOSED CHANGE. Pursuant the Rule 35d-1 under the 1940 Act, a fund is required to adopt a policy to invest, under normal circumstances, at least 80% of the value of its assets in particular types of investments, in investments in a particular industry, or investments in a particular country or geographic region, as suggested by its name. This policy may either be a fundamental policy or the Fund may adopt a policy to provide Fund shareholders with at least 60 days' prior notice of any change in this policy. Each Fund has adopted a policy to invest its assets as required under the 1940 Act, and to provide Shareholders with at least 60 days' prior notice of any change to its policy. Management believes that the current policy is unduly restrictive and this policy may effectively prevent the Board of Trustees from taking appropriate and timely action to amend, as necessary, and without the expense and delay associated with a shareholder meeting, the Funds' policies in the event that any regulatory changes occur or new types of investments become available. The Funds will continue to invest their assets consistent with the requirements of Rule 35d-1.

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" EACH ELEMENT OF PROPOSAL 2.

                             INFORMATION CONCERNING
                   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     PricewaterhouseCoopers LLP ("PwC") serves as the independent registered public accounting firm for the Trust. PwC conducts annual audits of the Trust's financial statements, assists in the preparation of the Trust's federal and state income tax returns and the Trust's filings with the SEC, and consults with the Trust as to matters of accounting and federal and state income taxation. During the Audit Committee's most recent consideration of whether to recommend PwC as the independent public accounting firm for the Trust, the Audit Committee considered whether the provision of any non-audit services to the Trust by PwC was compatible with maintaining their independence.

     Representatives of PwC are not expected to be present at the Meeting, but have been given an opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

     AUDIT FEES. The aggregate fees billed for professional services rendered for the audit of the Trust's annual financial statements for the most recent fiscal year and the review of the financial statements included in the Trust's reports to shareholders were as follows:

               TRUST AND FISCAL YEAR                                      AGGREGATE FEES
               ---------------------                                      --------------
              SEI Institutional Investments Trust                            $ 266,017
              May 31, 2004

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. [PwC billed $XX for the Trust's most recent fiscal year for services rendered for financial information systems design and implementation services provided to the Trust, SIMC or any entity that controls, is controlled by or is under common control with SIMC that provides services to the Trust].

     ALL OTHER FEES. [PwC billed $XX for the Trust's most recent fiscal year for other services rendered to the Trust, SIMC or any entity that controls, is controlled by or is under common control with SIMC that provides services to the Trust].

              GENERAL INFORMATION ABOUT THE TRUST AND OTHER MATTERS

     INFORMATION ABOUT OFFICERS OF THE TRUST. The chart below provides basic information about the Trust's current officers. The mailing address of each officer is One Freedom Valley Drive, Oaks, PA 19456.

                                                                                                                        NUMBER OF
                                                                                                                        FUNDS IN
                                                                                                                        THE FUND
                               POSITION                                                 PRINCIPAL OCCUPATION             COMPLEX
                               WITH THE              TERM OF OFFICE AND                      DURING THE                   TO BE
    NAME AND AGE                 TRUST              LENGTH OF TIME SERVED                  PAST FIVE YEARS              OVERSEEN
    ------------             -------------          ---------------------               --------------------            ---------
Edward D. Loughlin,         President and    No set term; served since 1995.      Executive Vice President and             68
53                          Chief                                                 President--Asset Management
                            Executive                                             Division of SEI Investments
                            Officer                                               Company since 1993. Director and
                                                                                  President of SIMC since 2004.
                                                                                  Chief Executive Officer of
                                                                                  SEI Investments Fund Management
                                                                                  and Director of SEI Investments
                                                                                  Distribution Co. since 2003.
                                                                                  Executive Vice President of SEI
                                                                                  Investments Fund Management,
                                                                                  1994-2003. Executive Vice President
                                                                                  of SIMC, 1994-2004.

Timothy D. Barto, 36        Vice President   No set term; served since 1999.      General Counsel and Secretary of         68
                            and Secretary                                         SIMC and SEI Investments Fund
                                                                                  Management since 2004. Vice
                                                                                  President of SIMC and SEI Investments
                                                                                  Fund Management since 2001.
                                                                                  Vice President and Assistant
                                                                                  Secretary of SEI Investments Company
                                                                                  since 2001. Assistant Secretary
                                                                                  of SIMC, SEI Investments Fund Management
                                                                                  and SEI Investments Distribution Co.
                                                                                  and Vice President of SEI Investments
                                                                                  Distribution Co., 1999-2003. Associate,
                                                                                  Dechert Price & Rhoads (law firm),
                                                                                  1997-1999.

Lydia A. Gavalis, 40        Vice President   No set term; served since 1998.      Vice President and Assistant             68
                            and Assistant                                         Secretary of SEI Investments Company
                            Secretary                                             and SIMC since 1998. Assistant
                                                                                  Secretary of SEI Investments Fund
                                                                                  Management since 1998. Vice President
                                                                                  of SEI Investments Fund Management
                                                                                  and SEI Investments Distribution
                                                                                  Co. and Assistant Secretary of SEI
                                                                                  Investments Distribution Co.,
                                                                                  1998-2003.

Christine M. McCullough,    Vice President   No set term; served since 1999.      Vice President and Assistant             68
43                          and Assistant                                         Secretary of SEI Investments
                            Secretary                                             Company since 2000. Vice President
                                                                                  and Assistant Secretary of SIMC
                                                                                  since 1999. Vice President and
                                                                                  Assistant Secretary of SEI
                                                                                  Investments Fund Management and
                                                                                  SEI Investments Distribution Co.,
                                                                                  1999-2003. Associate, White and
                                                                                  Williams LLP (law firm), 1991-1999.

                                                                                                                        NUMBER OF
                                                                                                                        FUNDS IN
                                                                                                                        THE FUND
                               POSITION                                                 PRINCIPAL OCCUPATION             COMPLEX
                               WITH THE              TERM OF OFFICE AND                      DURING THE                   TO BE
    NAME AND AGE                 TRUST              LENGTH OF TIME SERVED                  PAST FIVE YEARS              OVERSEEN
    ------------             -------------          ---------------------               --------------------            ---------
William E. Zitelli, Jr.,    Vice President   No set term; served since 2001.      Assistant Secretary of SIMC and          68
36                          and Assistant                                         SEI Investments Fund Management
                            Secretary                                             since 2000. Vice President and
                                                                                  Assistant Secretary of SEI Investments
                                                                                  Company since 2000. Vice President
                                                                                  of SIMC, SEI Investments Fund
                                                                                  Management and SEI Investments
                                                                                  Distribution Co. and Assistant
                                                                                  Secretary of SEI Investments
                                                                                  Distribution Co., 2000-2003. Vice
                                                                                  President, Merrill Lynch & Co. Asset
                                                                                  Management Group, 1998-2000.

John Munera, 41             Vice President   No set term; served since 2002.      Global AML Compliance Officer at         68
                            and Assistant                                         SEI Investments Company since March
                            Secretary                                             2002. Middle Office Compliance
                                                                                  Officer at SEI Investments Company,
                                                                                  July 2000 to December 2002.
                                                                                  Supervising Examiner at Federal
                                                                                  Reserve Bank of Philadelphia,
                                                                                  1998-2000.

Peter (Pedro) A.            Controller and   No set term; served since 2003.      Director, Fund Accounting and            68
Rodriguez, 42               Chief                                                 Administration, SEI Investments
                            Financial                                             Global Funds Services, March
                            Officer                                               1997 to April 2002 and September
                                                                                  2002 to present. Vice President,
                                                                                  Fund Administration, BlackRock
                                                                                  Financial Management, April 2002
                                                                                  to September 2002.

John J. McCue, 41           Vice President   No set term; served since 2004.      Director of Portfolio                    68
                                                                                  Implementations for SIMC, August
                                                                                  1995 to present. Managing
                                                                                  Director of Money Market
                                                                                  Investments for SIMC, January
                                                                                  2003 to present.

Thomas D. Jones, 39         Chief            No set term; served since 2004.      Compliance Officer and Assistant
                            Compliance                                            Secretary of SIMC since March
                            Officer                                               2004. First Vice President,
                                                                                  Merrill Lynch Investment
                                                                                  Managers (Americas), 1992 - 2004.

     [TRUSTEE AND OFFICER FUND OWNERSHIP. The chart below shows the number of shares of each Fund beneficially owned by each Trustee and officer as of June 30, 2004. The Trust does not have knowledge as to whether any Trustee has the right to acquire beneficially ownership of shares in a Fund. In cases where the amount of a Fund owned is more than 1% of the Fund's assets, the percentage is noted. Unless otherwise noted, each Trustee and officer owns less than one percent (1%) of each Fund's shares.]

                                            AMOUNT AND
                    NAME AND ADDRESS        NATURE OF
                     OF BENEFICIAL          BENEFICIAL
     FUND               OWNER               OWNERSHIP         PERCENT OF FUND
     ----           ----------------        ----------        ---------------


     DISTRIBUTION. SEI Investments Distribution Co., located at Oaks, Pennsylvania 19456, a wholly-owned subsidiary of SEI Investments Company, acts as the distributor of the Funds, and is an affiliate of SIMC.

     [FUND TRANSACTIONS. The chart below provides information about the aggregate amount of brokerage commissions paid by each Fund to an affiliated broker and the percentage of each Fund's brokerage paid to such affiliated broker as of each Fund's most recent fiscal year end.]

     INFORMATION BY FUND.

                                            AGGREGATE $ BROKERAGE        PERCENTAGE OF
                                                PAID TO AN            BROKERAGE PAID TO AN
  TRUST AND FISCAL YEAR                     AFFILIATED BROKER          AFFILIATED BROKER
  ---------------------                     ---------------------     ---------------------
SEI Institutional Investments Trust            $  5,481,000                36.00%
May 31, 2004

[ADMINISTRATOR. SEI Investments Fund Management ("SIFM"), located at Oaks, Pennsylvania 19456, serves as the Funds' administrator and is a wholly-owned subsidiary of SEI Investments Company and an affiliate of SIMC. The chart below provides the fees paid by the Funds to SIFM for administration services.]

     INFORMATION BY FUND.

TRUST AND FISCAL YEAR                            FEES PAID TO SIFM
---------------------                            -----------------
SEI Institutional Investments Trust                     $XX
May 31, 2004

     5% SHAREHOLDERS. As of August 17, 2004, the following persons were the only persons who were record owners or, to the knowledge of the Funds, were beneficial owners of 5% or more of each Fund's outstanding shares. The Funds believe that most of the shares referred to above were held by the below persons in accounts for their fiduciary, agency, or custodial customers.

     NAME AND ADDRESS OF                                            PERCENT OF FUND'S
        SHAREHOLDER             NUMBER OF SHARES OWNED             OUTSTANDING SHARES
        -----------             ----------------------             ------------------


     ADJOURNMENT. In the event that sufficient votes in favor of a Proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods to permit further solicitation of proxies with respect to any such Proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of adjournments with respect to a Proposal those proxies that they are entitled to vote in favor of such Proposal. They will vote against any such adjournment those proxies required to be voted against any such Proposals. SIMC will bear the costs of any additional solicitation and any adjourned sessions.

     QUORUM AND REQUIRED VOTE. In order to act upon a Proposal, a quorum is required to be present at the Meeting. A majority of the aggregate number of shares in a Fund entitled to vote at the Meeting constitutes a quorum. Any lesser number of shares, however, is sufficient for adjournments.

     Approval of Proposal 1 requires the affirmative vote of a majority of shares represented at the Meeting is required to elect Trustees.

     Approval of a Proposal 2 with respect to a Fund requires the affirmative vote of a majority of the outstanding shares of the Fund. As defined in the 1940 Act, "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

     Abstentions and "broker non-votes" will not be counted for or against a Proposal, but will be counted for purposes of determining whether a quorum is present. Abstentions will be counted as votes present for purposes of determining a "majority of shares represented" (for Proposal 1) and "majority of the outstanding voting securities" (for Proposal 2) present at the Meeting and will therefore have the effect of counting against the Proposal to which it relates.

     SHAREHOLDER PROPOSALS. The Trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of the Trust c/o SEI Investments Management Corporation, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

     REPORTS TO SHAREHOLDERS. THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF A FUND'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS AND ITS MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING

SUCH ANNUAL REPORT, IF ANY, UPON REQUEST. Requests should be directed to the Trust at One Freedom Valley Drive, Oaks, Pennsylvania 19456, or by calling 1-800-DIAL-SEI.

     OTHER MATTERS. The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that Proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                                   ----------

              SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE
                   ENCLOSED PROXY CARD AND RETURN IT PROMPTLY.

                                   [EXHIBITS]


                    EXHIBIT A - NOMINATING COMMITTEE CHARTER

THE COMMITTEE

     The Nominating Committee (the "Committee") is a committee of, and established by, the Board of Trustees (the "Board") of SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust and SEI Institutional Investments Trust (collectively, the "Trusts"). The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of "Independent Trustees." For purposes of this Charter, Independent Trustees shall mean members of the Board who are not interested persons of the Trusts as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

BOARD NOMINATIONS AND FUNCTIONS

     1. The Committee shall select and nominate all persons to serve as Independent Trustees. The Committee shall evaluate candidates' qualifications for Board membership and the independence of such candidates from the investment advisers and other principal service providers for the funds of the Trusts. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, E.G., business, financial or family relationships with investment advisers or service providers.

     2. The Committee also shall evaluate the qualifications of and make recommendations for "interested" Trustee candidates to the Board.

     3. The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

     4. The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the applicable Trust's offices. The Committee shall adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.

COMMITTEE NOMINATIONS AND FUNCTIONS

     1. The Committee has the authority to make recommendations to the full Board for nomination for membership on any committees of the Board.

     2. The Committee is responsible for the adoption and administration of any policy for retirement from Board membership.

     3. The Committee has the authority to review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

     4. The Committee shall, on an annual basis or at least as often as is required by law, review the performance of the Board. The Committee may invite any or all Interested Trustees or others to participate in such reviews as it deems appropriate.

OTHER POWERS AND RESPONSIBILITIES

     1. The Committee shall meet at least once each year or more frequently in open or executive sessions. The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with management and others, as and when it deems appropriate.

     2. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the applicable Fund or Trust.

     3. The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

     4. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the applicable Trust's by-laws. In the event of any inconsistency between this Charter and a Trust's organizational documents, the provisions of the Trust's organizational documents shall govern.

     5. The Committee shall review this Charter as appropriate and recommend any changes to the full Board.

     6. The Committee shall elect one of its members to serve as Chairman, who shall serve until another Chairman is elected.

Adopted: June 17, 2004

                                            EXHIBIT B INVESTMENT POLICIES CHART

                           CURRENT FUNDAMENTAL                  PROPOSED NEW FUNDAMENTAL            PROPOSED NEW NON-
FUNDS                      POLICY                               POLICY                              FUNDAMENTAL POLICY
-----------------------------------------------------------------------------------------------------------------------------------
DIVERSIFICATION POLICY
Large Cap, Small Cap, Core With respect to 75% of its assets,   No Fund may purchase securities of  With respect to 75% of its
Fixed Income,              no Fund may: (i) purchase the        an issuer if it would cause the     assets, no Fund may: (i)
International Equity,      securities of any issuer (except     Fund to fail to satisfy the         purchase the securities of any
Large Cap Index, Large Cap securities issued or guaranteed by   diversification requirement for a   issuer (except securities
Disciplined Equity,        the U.S. Government, its agencies or diversified management company      issued or guaranteed by the
Small/Mid Cap Equity, Long instrumentalities) if, as a result,  under the 1940 Act, the rules or    U.S. Government, its agencies
Duration Bond and Extended more than 5% of its total assets     regulations thereunder or any       or instrumentalities) if, as a
Duration Bond Funds        would be invested in the securities  exemption therefrom, as such        result, more than 5% of its
                           of such issuer; or (ii) acquire more statute, rules or regulations may   total assets would be invested
                           than 10% of the outstanding voting   be amended or interpreted from time in the securities of such
                           securities of any one issuer.        to time.                            issuer; or (ii) acquire more
                                                                                                    than 10% of the outstanding
                                                                                                    voting securities of any one
                                                                                                    issuer.

CONCENTRATION POLICY
Large Cap, Small Cap, Core No Fund may purchase any securities  No Fund may concentrate investments No Fund may purchase any
Fixed Income,              which would cause more than 25% of   in a particular industry or group   securities which would cause
International Equity and   the total assets of the Fund to be   of industries, as concentration is  25% or more of the total assets
Large Cap Index Funds      invested in the securities of one or defined under the 1940 Act, the     of the Fund to be invested in
                           more issuers conducting their        rules and regulations thereunder or the securities of one or more
                           principal business activities in the any exemption therefrom, as such    issuers conducting their
                           same industry, provided that this    statute, rules or regulations may   principal business activities
                           limitation does not apply to         be amended or interpreted from time in the same industry, provided
                           investments in obligations issued or to time.                            that this limitation does not
                           guaranteed by the U.S. Government,                                       apply to investments in
                           its agencies or instrumentalities.                                       obligations issued or
                                                                                                    guaranteed by the U.S.
                                                                                                    Government, its agencies or
                                                                                                    instrumentalities.

Large Cap Disciplined      No Fund may purchase any securities  No Fund may concentrate investments No Fund may purchase any
Equity, Small/Mid Cap      which would cause 25% or more of the in a particular industry or group   securities which would cause
Equity, Long Duration Bond total assets of the Fund to be       of industries, as concentration is  25% or more of the total assets
and Extended Duration Bond invested in the securities of one or defined under the 1940 Act, the     of the Fund to be invested in
Funds                      more issuers conducting their        rules and regulations thereunder or the securities of one or more
                           principal business activities in the any exemption therefrom, as such    issuers conducting their
                           same industry, provided              statute, rules or                   principal business activities
                                                                                                    in the same industry, provided

                           CURRENT FUNDAMENTAL                  PROPOSED NEW FUNDAMENTAL            PROPOSED NEW NON-
FUNDS                      POLICY                               POLICY                              FUNDAMENTAL POLICY
-----------------------------------------------------------------------------------------------------------------------------------
                           that this limitation does not apply  regulations may be amended or       that this limitation does not
                           to investments in obligations issued interpreted from time to time.      apply to investments in
                           or guaranteed by the U.S.                                                obligations issued or
                           Government, its agencies or                                              guaranteed by the U.S.
                           instrumentalities.                                                       Government, its agencies or
                                                                                                    instrumentalities.

BORROWING POLICY AND POLICY REGARDING ISSUANCE OF SENIOR SECURITIES

Large Cap Index, Large Cap Each Fund may borrow money in an     No Fund may borrow money or issue   Each Fund may borrow money in
Disciplined Equity,        amount up to 33 1/3% of the value of senior securities (as defined under an amount up to 33 1/3% of the
Small/Mid Cap Equity, Long its total assets, provided that, for the 1940 Act), except to the extent value of its total assets,
Duration Bond and Extended purposes of this limitation,         permitted under the 1940 Act, the   provided that, for purposes of
Duration Bond Funds        investment strategies which either   rules and regulations thereunder or this limitation, investment
                           obligate a Fund to purchase          any exemption therefrom, as such    strategies which either
                           securities or require a Fund to      statute, rules or regulations may   obligate a Fund to purchase
                           segregate assets are not considered  be amended or interpreted from time securities or require a Fund to
                           to be borrowings. Except where a     to time.                            segregate assets are not
                           Fund has borrowed money for                                              considered to be borrowings.
                           temporary purposes in amounts not                                        Except where a Fund has
                           exceeding 5% of its assets, asset                                        borrowed money for temporary
                           coverage of 300% is required for all                                     purposes in amounts not
                           borrowings.                                                              exceeding 5% of its assets,
                                                                                                    asset coverage of 300% is
                                                                                                    required for all borrowings.

                           No Fund may issue senior securities
                           (as defined in the 1940 Act) except
                           as permitted by rule, regulation or
                           order of the SEC.

Large Cap, Small Cap, Core No Fund may issue any class of       No Fund may borrow money or issue   No Fund may issue any class of
Fixed Income and           senior security or sell any senior   senior securities (as defined under senior security or sell any
International Equity Funds security of which it is the issuer,  the 1940 Act), except to the extent senior security of which it is
                           except that a Fund may borrow from   permitted under the 1940 Act, the   the issuer, except that a Fund
                           any bank, provided that immediately  rules and regulations thereunder or may borrow from any bank,
                           after any such borrowing there is    any exemption therefrom, as such    provided that immediately after
                           asset coverage of at least 300% for  statute, rules or regulations may   any such borrowing there is
                           all borrowings of the Fund, and      be amended or interpreted from time asset coverage of at least 300%
                           further provided that, to the extent to time.                            for all borrowings of the Fund,
                           that such borrowings exceed 5% of a                                      and further provided that, to
                           Fund's total                                                             the extent that such borrowings
                                                                                                    exceed 5% of a Fund's total

                           CURRENT FUNDAMENTAL                  PROPOSED NEW FUNDAMENTAL            PROPOSED NEW NON-
FUNDS                      POLICY                               POLICY                              FUNDAMENTAL POLICY
-----------------------------------------------------------------------------------------------------------------------------------
                           assets, all borrowings shall be                                          assets, all borrowings shall be
                           repaid before such Fund makes                                            repaid before such Fund makes
                           additional investments. The term                                         additional investments. The
                           "senior security" shall not include                                      term "senior security" shall
                           any temporary borrowings that do not                                     not include any temporary
                           exceed 5% of the value of such                                           borrowings that do not exceed
                           Fund's total assets at the time the                                      5% of the value of such Fund's
                           Fund makes such temporary borrowing.                                     total assets at the time the
                           In addition, investment strategies                                       Fund makes such temporary
                           that either obligate a Fund to                                           borrowing. In addition,
                           purchase securities or require a                                         investment strategies that
                           Fund to segregate assets will not be                                     either obligate a Fund to
                           considered borrowings or senior                                          purchase securities or require
                           securities.                                                              a Fund to segregate assets will
                                                                                                    not be considered borrowings or
                                                                                                    senior securities.

LENDING POLICY
Large Cap, Small Cap, Core No Fund may make loans if, as a      No Fund may make loans, except to   No Fund may make loans if, as a
Fixed Income,              result, more than 33 1/3% of its     the extent permitted under the 1940 result, more than 33 1/3% of its
International Equity,      total assets would be lent to other  Act, the rules and regulations      total assets would be lent to
Large Cap Index, Large Cap parties, except that each Fund may:  thereunder or any exemption         other parties, except that each
Disciplined Equity,        (i) purchase or hold debt            therefrom, as such statute, rules   Fund may: (i) purchase or hold
Small/Mid Cap Equity, Long instruments in accordance with its   or regulations may be amended or    debt instruments in accordance
Duration Bond and Extended investment objective and policies;   interpreted from time to time.      with its investment objective
Duration Bond Funds        (ii) enter into repurchase                                               and policies; (ii) enter into
                           agreements; and (iii) lend its                                           repurchase agreements; and
                           securities.                                                              (iii) lend its securities.

REAL ESTATE/COMMODITIES
Large Cap, Small Cap, Core No Fund may purchase or sell real    No Fund may purchase or sell        No Fund may purchase or sell
Fixed Income,              estate, physical commodities, or     commodities or real estate, except  real estate, physical
International Equity,      commodities contracts, except that   to the extent permitted under the   commodities, or commodities
Large Cap Index, Large Cap each Fund may purchase: (i)          1940 Act, the rules and regulations contracts, except that each
Disciplined Equity,        marketable securities issued by      thereunder or any exemption         Fund may purchase: (i)
Small/Mid Cap Equity, Long companies which own or invest in     therefrom, as such statute, rules   marketable securities issued by
Duration Bond and Extended real estate (including real estate   or regulations may be amended or    companies which own or invest
Duration Bond Funds        investment trusts), commodities, or  interpreted from time to time.      in real estate (including real
                           commodities contracts; and (ii)                                          estate investment trusts),
                           commodities contracts relating to                                        commodities, or commodities
                           financial instruments, such as                                           contracts; and (ii) commodities
                           financial                                                                contracts relating to financial
                                                                                                    instruments, such as financial

                           CURRENT FUNDAMENTAL                  PROPOSED NEW FUNDAMENTAL            PROPOSED NEW NON-
FUNDS                      POLICY                               POLICY                              FUNDAMENTAL POLICY
------------------------------------------------------------------------------------------------------------------------------------
                           futures contracts and options on                                         futures contracts and options on
                           such contracts.                                                          such contracts.

UNDERWRITING OF SECURITIES
Large Cap, Small Cap, Core No Fund may act as an underwriter of No Fund may underwrite securities   None.
Fixed Income,              securities of other issuers except   issued by other persons, except to
International Equity,      as it may be deemed an underwriter   the extent permitted under the 1940
Large Cap Index, Large Cap in selling a portfolio security.     Act, the rules and regulations
Disciplined Equity,                                             thereunder or any exemption
Small/Mid Cap Equity, Long                                      therefrom, as such statute, rules
Duration Bond and Extended                                      or regulations may be amended or
Duration Bond Funds                                             interpreted from time to time.

INVESTMENT IN OIL/GAS
Large Cap, Small Cap, Core No Fund may invest in interests in   None.                               No Fund may invest in interests
Fixed Income and           oil, gas, or other mineral                                               in oil, gas, or other mineral
International Equity Funds exploration or development programs                                      exploration or development
                           and oil, gas or mineral leases.                                          programs and oil, gas or
                                                                                                    mineral leases.

OTHER POLICIES
Large Cap, Small Cap, Core No Fund may invest less than 65% of  None.                               Each Fund has adopted a policy
Fixed Income and           its assets in the types of                                               to invest at least 80% of its
International Equity Funds securities described in its                                              assets in the type of
                           prospectus.                                                              securities that it is required
                                                                                                    to by Rule 35d-1.

Large Cap, Small Cap, Core The Funds' investment limitations in None.                               None.
Fixed Income and           their respective prospectuses are
International Equity Funds fundamental.

PROXY TABULATOR
P.O. BOX 9132
HINGHAM, MA 02043-9132         TO VOTE BY TELEPHONE

                               1)     Read the Proxy Statement and have the
                                      Proxy card on reverse at hand.
                               2)     Call 1-800-690-6903.
                               3)     Follow the recorded instructions.

                               TO VOTE BY INTERNET

                               1)     Read the Proxy Statement and have the
                                      Proxy card below at hand.
                               2)     Go to  www.proxyweb.com
                               3)     Follow the on-line instructions.

                               TO VOTE BY MAIL

                               1)     Read the Proxy Statement.
                               2) Check the appropriate boxes on the reverse side.
                               3) Sign, date and return the Proxy card in the envelope provided.

                               IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD.

[SHAREHOLDER ADDRESS]          SHARES XXX
                               CONTROL NUMBER XXX
                               ACCOUNT NUMBER XXX


                               999 999 999 999 99

                                       NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
FUND NAME PRINTS HERE                    TO BE HELD ON OCTOBER 27, 2004

Notice is hereby given that a special meeting of shareholders (the "Meeting") of SEI Institutional Investments Trust (the "Trust") and each of its portfolios (the "Funds") will be held at the offices of SEI Investments Management Corporation ("SIMC"), One Freedom Valley Drive, Oaks, Pennsylvania 19456, on October 27, 2004, at [MEETING TIME] (Eastern time).

The purpose of the Meeting is to consider the Proposals set forth on reverse and to transact such other business as may be properly brought before the Meeting or any adjournments(s) thereof. The specifics of these Proposals, which are more fully described in the attached Proxy Statement, are shown on the reverse side of the card.

                                            Date:_____________________, 2004

                                   ---------------------------------------------
                                   Signature(s)                (SIGN IN THE BOX)

                                   Please date and sign exactly as the name or names appear on this card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If share are held jointly, each shareholder should sign.

     Please fill out box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.


THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSALS.

                                                                                                 FOR
                                                                                              nominees          WITHHOLD
                                                                                          listed (except as    authority
                                                                                           marked to the       to vote for
                                                                                          contrary at left)   all nominees
Proposal 1.  To elect Trustees for all Funds

         (01)  Rosemarie B. Greco
         (02)  Nina Lesavoy                                                                    / /                / /
         (03)  James M. Williams

    -------------------------------------------------------------------------------------------------------
    To withhold authority to vote for one or more of the nominees, write the number(s) of the nominee(s) above.

                    PROPOSAL 2 IS SEPARATED INTO SEPARATE ITEMS. YOU MAY VOTE
                    FOR PROPOSAL 2 AS A GROUP OR BY EACH ITEM. IF YOU VOTE ON
                    PROPOSAL 2 AS A GROUP, A FUND WILL RECORD YOUR VOTES AS
                    HAVING BEEN CAST "FOR" OR "AGAINST" EACH APPLICABLE ITEM
                    WITHIN PROPOSAL 2 IN ACCORDANCE WITH YOUR VOTE.
                    ALTERNATIVELY, YOU MAY VOTE SEPARATELY "FOR" OR "AGAINST"
                    EACH ITEM OF PROPOSAL 2. IF THIS PROXY CARD INCLUDES A VOTE
                    ON PROPOSAL 2 AS A GROUP AND SEPARATE VOTES ON SPECIFIC
                    ITEMS, YOUR VOTE ON THE ENTIRE PROPOSAL AS A GROUP WILL
                    CONTROL AND WILL BE RECORDED AS YOUR INTENDED VOTE.

PROPOSAL 2.         To  approve  eliminating, amending or reclassifying certain                / /      / /       / /
                    fundamental policies and restrictions.


                    STOP HERE IF YOU VOTED ON PROPOSAL 2 AS A GROUP. IF YOU
                    HAVE NOT VOTED ON PROPOSAL 2 AS A GROUP AND WOULD LIKE TO
                    VOTE ON EACH ITEM SEPARATELY, PLEASE CHECK THE APPROPRIATE
                    BOXES BELOW.

                    2(a) Fundamental Policy Regarding Diversification                          / /      / /       / /

                    2(b) Fundamental Policy Regarding Concentration                            / /      / /       / /

                    2(c) Fundamental Policy Regarding Borrowing and Senior Securities          / /      / /       / /

                    2(d) Fundamental Policy Regarding Lending                                  / /      / /       / /

                    2(e) Fundamental Policy Regarding Purchase of Real Estate and
                    Commodities                                                                / /      / /       / /

                    2(f) Fundamental Policy Regarding Underwriting of Securities               / /      / /       / /

                    2(g) Fundamental Policy Regarding Oil and Gas                              / /      / /       / /

                    2(h) Fundamental Policy making all Investment Limitations in
                    Prospectus Fundamental                                                     / /      / /       / /

                    2(i) Fundamental Policy Requiring that at Least 65% of the Fund's
                    Assets be Invested In Particular Types of Securities.                      / /      / /       / /


PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.